UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55275	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Park Place, Suite 1401
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 12, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Neurotrope, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s Articles of Incorporation (the “Charter”), to be effective immediately, to increase the number of authorized shares of our common stock to 400,000,000 shares. On April 14, 2016, the Company filed a certificate of amendment to the Charter (the “Certificate of Amendment”) with the Secretary of the State of Nevada. The Certificate of Amendment is effective immediately.

The Certificate of Amendment is filed as Exhibit 3.1 to this report and is incorporated by reference herein. The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Charter, as amended.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)           On April 12, 2016, the Company held the Annual Meeting. As of March 14, 2016, the record date for the Annual Meeting, there were 49,172,851 shares of our common stock outstanding and entitled to vote and 26,234.9 shares of series B convertible preferred stock outstanding and entitled to vote the equivalent of 26,234,940 shares of our common stock. The holders of our series B convertible preferred stock voted on an as-if converted basis with the holders of the Company’s common stock. At the Annual Meeting, the holders of 43,522,285 shares were present in person or represented by proxy, which represented 57.716% of the total shares entitled to vote at the Annual Meeting.

(b)            The following actions were taken in the Annual Meeting:

(1)	The following six nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2017 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non- Vote
Charles S. Ramat	34,008,368	6,507,998	3,005,919
Paul E. Freiman	33,674,989	6,841,377	3,005,919
William S. Singer	35,356,656	5,159,710	3,005,919
James Gottlieb	35,690,035	4,826,331	3,005,919
Jay M. Haft	35,356,656	5,159,710	3,005,919
Susanne Wilke	35,759,105	4,757,261	3,005,919

(2)	The amendment to the Company’s Charter to increase the number of authorized shares of our common stock to 400,000,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
41,532,162	1,210,190	779,929	4

(3)	The selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
41,941,785	16,093	1,564,407	0

(4)	The compensation of the Company’s named executive officers, as disclosed in our proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
27,591,615	11,302,397	1,622,354	3,005,919

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Neurotrope, Inc. Certificate of Amendment to Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: April 15, 2016	By: /s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer